BiomX

Company Introduction

Safe Harbor Statement

This presentation contains certain "forward-looking statements" within the meaning of the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "target," "believe," "expect," "will," "may," "anticipate," "estimate," "would," "positioned," "future," and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on BiomX management's current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. You should review additional disclosures we make in our filings with the Securities and Exchange Commission (the "SEC"), which are available on the SEC's website at www.sec.gov.

BiomX

Mission Statement



We develop precision medicines using both natural and engineered phage cocktails targeting harmful bacteria in chronic diseases and conditions such as acne, Inflammatory Bowel Disease, liver disease and cancer.

BiomX

Unique Position as Leader in Phage Technology

Technology	• Phage discovery platform • Proprietary synthetic biology capabilities • Cutting-edge data science • In-house manufacturing of customized phage cocktails
Pipeline	• Initial 4 programs: acne, IBD, PSC (a liver disease), colorectal cancer • Phase I data in acne expected in Q1 2020 • Phase I data in IBD expected in H2 2020 • Phase I/II data in PSC expected in 2021
Exclusive access to novel targets	• Proprietary targets in IBD and PSC • Target discovery and validation platform steered by cutting-edge research of scientific founders
Partnerships	• Acne collaboration with leading global cosmetic company • Biomarker discovery in IBD for key Janssen (J&J) IBD drug
Leading life science and strategic investors	• On Oct. 2019 publicly listed (**NYSE:PHGE**) through a merger with $60 million at closing

BiomX

Credentialed Leadership Team

Management Team

Jonathan Solomon I CEO and Board Member

Assaf Oron I CBO

Sailaja Puttagunta, MD I CMO

Merav Bassan, PhD I CDO

Scientific Founders

Prof. Rotem Sorek

Prof. Eran Elinav

Prof. Timothy K. Lu

BiomX

Credentialed Leadership Team

Board of Directors

Russell Greig, PhD

Rob Woodman, PhD

Erez Chimovits

Jonas Grossman

Gbola Amusa, MD

Yaron Breski

Lynne Sullivan

BiomX

Growing Evidence of Role of Harmful Bacteria in Acne and Chronic Diseases

PSC

Klebsiella pneumoniae strains induce leaky gut and initiate liver inflammation and fibrosis

nature microbiology — Nakamoto et al. (2019), *Nature Microbiology*

Colorectal cancer

Reducing *Fusobacterium* load results in reduced cancer cell proliferation and tumor growth

Cell — Bullman et al. (2017), *Cell*



Acne

Propionibacterium acnes is associated with acne vulgaris

JID — Fitz-Gibbon et al. (2013), *J Invest Dermatology*

IBD

Klebsiella pneumoniae strains cause aberrant activation and stimulation of the immune system

Science — Atarashi et al. (2017), *Science*

Phage: Nature's Precision Targeting Vector

Phage bind only to specific bacterial strains



Phage have an amplifying lifecycle

1. Locate
2. Inject
3. Infect
4. Multiply
5. Assemble
6. Eradicate
7. Seek


1
2
3
4
5
6
7

Source: Kortright et al. (2019), Cell Host & Microbe

BiomX

Innovative Phage Technology Platform

Phage Hunting

- Sample sourcing
- Automated sample processing
- SynBio prophage extraction


Customized
Phage Cocktail

Phage Engineering (SynBio)

- Applied selectively when required
- Includes : Host range expansion, lysogenic to lytic conversion, payload incorporation

Cocktail Optimization

- Multi-dimensional optimization *in vitro* and *in vivo* for characteristics such as: host range, resistance and biofilm degradation

BiomX

Proprietary Synthetic Biology Capabilities

Expanding phage host range against multiple targets


Phage A
Phage B
KP2
KP7
2 different bacterial targets
Phage synthetic engineering
Phage C
KP2
KP7

Switching phage mode of action from lysogenic to lytic


Lysogenic to lytic
Repressor deletion
Lysogenic
Lytic

Source: Internal experiments

Pipeline

	Phage discovery	Preclinical	Phase I	Phase II	Partners
Product Candidates					
Acne • BX001[1]				• Phase I results expected 1Q20 • Phase II results expected 2H20	Global cosmetics company
IBD • BX002				• Pre-IND meeting held 2H19 • Phase I results expected 2H20	
PSC • BX003				• Pre-IND meeting expected 2H20 • Phase I/II results expected 2H21	
Colorectal cancer					

	Biomarker discovery	Validation	Development		
Diagnostics					
IBD (responder/ non-responder)					Janssen

(1) BX001 is intended to be developed and commercialized as a cosmetic

BiomX

Acne • BX001 Natural Phage Cocktail Attributes

- Active against 96% of tested *P. acnes* clinical strains (*in-vitro*)
- Active against antibiotic-resistant strains (*in-vitro*)
- Self-amplifying: 50-100 phage per bacteria killed
- Penetrates biofilm (in contrast to antibiotic erythromycin)
- Highly specific: Does not affect other skin microbiome bacteria
- Proprietary gel formulation

BX001
A topical gel containing natural phage against *P. acnes* to modulate skin microbiome


BX001 BiomX

Sources: Internal experiments;

BiomX

Acne • BX001 Preclinical Results

BX001 eradicates *P. acnes (in-vitro)*



1.2
1
0.8
0.6
0.4
0.2
0
Optical Density
Untreated acne strain
BX001
0
30
60
90
120
150
Hours

Phage cocktails penetrate biofilm (in-vitro)



1.00E+07
1.00E+06
1.00E+05
1.00E+04
1.00E+03
1.00E+02
1.00E+01
1.00E+00
Bacterial Counts (CFU/mL)
24h
48h
No phage
Erythromycin (100 µg/mL)
3 phage Cocktail 1
3 phage Cocktail 2
4 phage Cocktail

Source: Internal experiments

BiomX

Acne • BX001 Preclinical Results

Release of active phage from BX001 gel on P. acnes bacterial lawn eradicated P. acnes	**Release of active phage from BX001 gel on P. Acnes – artificially infected human skin**

P. acnes lawn



PA1 lawn
14.2.17

Black: Where gel with BX001 was applied
Red: Area of phage activity (eradicated *P. acnes*)

Bacterial reduction on *P. acnes*-colonized human skin after BX001 gel application



10000.00
1000.00
100.00
10.00
1.00
cfu/cm²
*
*
Single application
Repeat application
Single application
Repeat application
Placebo
Formulated BX001

*P<0.05

Source: *Internal experiments*

BiomX

Acne • BX001 Clinical Trial Design

Phase I – ongoing*	**Phase II - planned**

Phase I – ongoing*

4-week study (placebo-controlled)

- **Objectives**
    - Safety
- **Exploratory endpoints**
    - Reduction of *P. acnes* (efficacy)
    - Skin microbiome evaluation
    - Lesion numbers (efficacy, trend)
- **75 patients total over 3 cohorts**
    - 2 doses + 1 placebo (vehicle)
    - 25 patients per cohort

Phase II - planned

12-week study (placebo-controlled)

- **Objectives**
    - Safety and efficacy
- **Endpoints**
    - Reduction of *P. acnes* (efficacy)
    - Skin microbiome evaluation
    - IGA and lesion numbers (efficacy)
- **100 patients total over 2 cohorts**
    - 1 dose + 1 placebo (vehicle)
    - 50 patients per cohort



Phase I
Phase II
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20

An additional smaller single blinded, single application, placebo-controlled clinical trial to evaluate alternative methods of topical application is being conducted and expected to be completed in 1Q2020.

BiomX

IBD • Targeting Harmful Pro-inflammatory Klebsiella Strains

Science AAAS

Pro-inflammatory *Klebsiella* strains affect IBD pathology



Klebsiella strains
Disease state
Induce inflammation
TH1

Inflammatory induction is seen in GF mice*



GF + 7 other mix
GF + target strain
IFN-g
10.7
32.4
TH1

GF – Germ Free

Higher abundance of *Klebsiella* strains in IBD patients

Abundance of *Klebsiella* strains



% relative
PRISM
UPenn
CD
UC
non-IBD
CD
non-IBD

CD – Crohn's disease
UC – Ulcerative colitis

Activity of bacterial target confirmed by BiomX

BiomX

Source: Atarashi et al. (2017), Science
** TH1 – A lineage of CD4+ effector T cell secreting IFNg and TNF. In IBD, TH1 cells accumulate in the intestinal tract of IBD patients and are directly associated with disease*

PSC • *Klebsiella* Identified as Novel Pathobiont*

nature microbiology

Discovery approach



GF mice
Fecal samples from PSC patients
Humanized microbiota mice
Analysis of immune response

Th17** is induced in livers of GF mice inoculated with fecal samples from PSC patients



Liver
Th17
% IL-17⁺ / CD4
10
8
6
4
2
0
GF H1 H2 H3 H4 P1 P2 P3 P4 P5 U1 U2 U3 U4 U5
Healthy
PSC patients
Colitis patients

KP isolated from mice's lymph nodes colonized with patient samples

	Liver	MLN	Spleen
SPF mice	ND		ND
HC-gnotobiote	ND		ND
PSC/UC-gnotobiote	ND		ND



***Klebsiella pneumoniae* plays a gating role**

SPF – Specific-pathogen-free
HC – Healthy Controls
PSC/UC – PSC and ulcerative colitis

***Klebsiella pneumoniae* (KP) is a specific gut pathobiont of PSC that is an intestinal barrier disrupter and is pro-inflammatory ("*leaky gut*")**

BiomX

Source: Nakamoto et al. (2019), Nature Microbiology
** Pathobiont – potentially pathological organism that under normal conditions lives as a non-harming symbiont*
****TH17 – A lineage of CD4+ effector T cell secreting IL17A+, promoting inflammation and fibrosis within the liver*

PSC • Bacterial Pathogens Contribute to Orphan Liver Disease



PSC (primary sclerosing cholangitis)

Stricture of bile ducts impedes bile flow to intestines and gradually leads to cirrhosis of liver and liver failure

- **~30,000 US patients**
- **10–15 years** until liver transplant is required
- **No existing therapy** to avoid eventual liver transplant

- Evidence that manipulation of microbiome impacts the disease
- Abnormal high abundance of bacteria found in bile fluid of patients
- Most PSC patients suffer from ulcerative colitis

Hepatology. (2013) Dec;58(6):2045-55, *UpToDate, MedScape*

Source: NEJM 2016, PSC Review, LaRusso and Lazaridis

BiomX

IBD • BX002 Cocktail Designed to Address Resistance by Using Phage Cocktails

How a phage cocktail overcomes resistance



Phage cocktail
Bacteria target

Phage cocktails are rationally optimized to prevent resistance by targeting multiple bacterial receptors and defense mechanisms

Infection dynamics of phage cocktails (*in vitro*)



Comparing various phage cocktail combinations
0.5
0.4
0.3
0.2
0.1
0
Optical Density
Uninfected
(no phage)
Sub-optimal cocktails:
Resistant strains
Optimized cocktails:
No-resistant strains
0
5
10
15
Time post infection [h]

Source: Internal experiments

IBD • BX002 Cocktail Composition Drives Activity

1st-generation phage cocktail (in-vivo)

Fecal bacterial load



Application of phage
CFU/gr stool
10^{10}
10^{8}
10^{6}
10^{4}
10^{2}
10^{0}
Control
1st-gen cocktail
LOD
*
0
2
4
6
8
10
Day from inoculation

*P < 0.01

Adding 2 phages with new MOA

2nd-generation phage cocktail (in-vivo) reduces bacterial load

Fecal bacterial load



Application of phage
CFU/1gr stool
10^{10}
10^{8}
10^{6}
10^{4}
10^{2}
10^{0}
**
Control
2nd-gen cocktail
0
5
10
15
Day from inoculation

Mucosa



CFU/gr tissue
10^{6}
10^{4}
10^{2}
10^{0}
*
Control
Phage cocktail

*P<0.05 ; **P < 0.001

Source: Internal experiments

BiomX

IBD • Planned Clinical Development - Phase 1

Study	Phase 1a/b
Study objectives	▪ Primary: • Safety and tolerability of orally-administered BX002 ▪ Secondary: • Reduction of target bacteria levels in stool • Evaluation of microbial composition in stool ▪ Exploratory: • Local inflammatory
Population	▪ Target bacteria carriers – patients or healthy individuals
Cohorts	▪ 30-45 patients across 3 cohorts ▪ 2 dose levels + placebo (vehicle) ▪ 10-15 patients per cohort
Treatment route, duration	▪ Oral route ▪ 4 weeks, daily administration



Patient A
Stool test
Specific qPCR companion diagnostic
Target bacteria
Phage treatment
BX002

BiomX

CRC • Most Colorectal Cancer (CRC) Patients Do Not Respond to Immunotherapy



"Cold" tumor
+
Immune checkpoint inhibitors
=
Effect on tumor
"Hot" tumor
+
Immune checkpoint inhibitors
=
Effect on tumor

Sources: Vareki (2018), Journal for immunotherapy of Cancer; Galon et al. (2019), Nature Reviews/Drug Discovery

BiomX

CRC • Bacteria Residing Inside Tumors Offer a Novel Targeted Intervention to *"Uncloak"* Tumors to *"Hot"*

Numerous observations of bacteria residing inside tumors



F. nucleatum
Tumor



bacteria
Tumor

Bachrach et al. (2016), *Cell Host & Microbe*
Kostic et al. (2013), *Cell Host & Microbe*

BiomX

CRC • IV Delivery of Phage to Intra-tumor Bacteria has been Demonstrated

Experimental outline



+/-
F. nucleatum
+/-
Phage
CT26 SC
inoculation
0
d12
d13
Days

Termination: 24h after IV administration of phage, followed by qPCR analysis of the tumor for presence of phage and *F. nucleatum*

Results – Mice tumor qPCR analysis



Mean qPCR of lysogenic +/- SD
P<0.0001
Lysogenic abundance
qPCR –ΔCT (Lysogenic – Nus-G)
-delta CT
0
-5
-10
-15
-20
-25
IV adm. F. nucleatum + +
IV adm. Phage - +

Detection of lysogenized intra-tumor *F. nucleatum* demonstrates phage delivered IV reached bacteria within tumor microenvironment and integrated stably into host bacteria genome

Source: Internal experiments

BiomX

CRC • Engineered Phage Designed to Bring Immune-stimulating Payload to Bacteria in Tumors

Phage are designed to carry payload targeting intra-tumor bacteria



Phage cocktail
Add payload using SynBio
+ new gene
Phage cocktail

Phage cocktail with a payload turns cold tumors into hot



"Cold" tumor
+ Immune checkpoint inhibitors
=
Effect on tumor
Phage cocktail
IV
"Cold" tumor
"Hot" tumor
+ Immune checkpoint inhibitors
=
Effect on tumor

BiomX

Key Catalysys

	1H19	2H19	1H20	2H20	1H21	2H21
Acne	Mfg.	Phase I started	Phase I Results	Phase II results	Prep large-scale mfg.	**Prep large-scale mfg.**
IBD	Phage cocktail	Pre-IND meeting	Mfg.	Phase I results	**Phase II starts**	**Interim results**
PSC	Phage discovered	Phage cocktail	Phage cocktail	Pre-IND meeting	**Phase I/II starts**	**Interim results**

Cash and cash equivalents as of Nov. 29th 2019: $85 million

BiomX



Thank you